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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

       Pursuant to Section 13 or 15 of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 5, 2007

                               HEALTHEXTRAS, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)

      Delaware                   0-31014                   52-2181356
      --------                   --------                  ----------
(State or other Jurisdiction  (Commission                 (IRS Employer
      of incorporation)       File Number)              Identification No.)

              800 King Farm Boulevard, Rockville, Maryland 20850
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                   (Address of principal executive offices)

                                 (301) 548-2900
                                 -------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-25(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.03   AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
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            FISCAL YEAR
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      Effective April 5, 2007, the Board of Directors of HealthExtras, Inc. (the
"Company") amended and restated the Company's bylaws as follows:

      Article I, Section 1 has been amended to add that the Company's annual meeting of stockholders may be held in any manner permitted by the Delaware General Corporation Law (the "DGCL").

      Article I, Section 3 has been amended to add that any required notice to stockholders who share the same address may be given as permitted by Section 233 of the DGCL.

      Article I, Section 7 has been amended to provide that a complete list of stockholders entitled to vote at any meeting of stockholders, arranged in alphabetical order for each class of stock and showing the address of each such stockholder and the number of shares registered in his or her name, shall be open to the examination of any such stockholder, for any purpose germane to the meeting, for a period of at least ten (10) days prior to the meeting during ordinary business hours, at the principal place of business of the Corporation or as otherwise permitted by the DGCL. Article I, Section 7 has also been amended to add that if a meeting of stockholders is to be held solely by means of remote communication as permitted by the DGCL, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

      Article V, Section 1 has been amended to provide that the board of directors of the Company may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares.

        Article VI, Section 1 has been amended to provide that all notices required to be given to any stockholder, director, officer, employee or agent may be given by, among other methods, delivery service, or as otherwise permitted by the DGCL as in effect from time to time, including Section 232 thereof.

      The information presented in this Item 5.03 does not purport to be complete and is qualified in its entirety by reference to the full text of the Company's Amended & Restated Bylaws, a copy of which is filed with this Report as Exhibit 3(ii).

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS
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       (d)  Exhibits

            Number            Description
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            3(ii)             Amended & Restated Bylaws


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  April 10, 2007                  By: /s/ Thomas M. Farah
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                                            Thomas M. Farah
                                            Secretary and General Counsel